                                                                  EXHIBIT (z)(2)

Item 27(b)
----------


Richard F. Powers III               Chairman & Chief Executive Officer                Oakbrook Terrace, IL
John H. Zimmerman III               President                                         Oakbrook Terrace, IL
A. Thomas Smith III                 Executive Vice President, General                 Oakbrook Terrace, IL
                                    Counsel & Secretary;
                                    Vice President and Secretary of the Funds
William R. Rybak                    Executive Vice President, Chief
                                    Financial Officer & Treasurer                     Oakbrook Terrace, IL
Michael H. Santo                    Executive Vice President & Chief
                                    Operations & Technology Officer                   Oakbrook Terrace, IL
Colette M. Saucedo                  Executive Vice President &                        Houston, TX
                                    Chief Administrative Officer
Steven M. Massoni                   Executive Vice President                          Oakbrook Terrace, IL
David M. Swanson                    Executive Vice President and Chief
                                    Marketing Officer                                 Oakbrook Terrace, IL
Laurence J. Althoff                 Sr. Vice President & Controller                   Oakbrook Terrace, IL
Don J. Andrews                      Sr. Vice President & Chief Compliance             Oakbrook Terrace, IL
                                    Officer
Sara L. Badler                      Sr. Vice President, Deputy                        Oakbrook Terrace, IL
                                    General Counsel & Assistant Secretary;
                                    Assistant Secretary of the Funds
James J. Boyne                      Sr. Vice President, Deputy General                Oakbrook Terrace, IL
                                    Counsel & Assistant Secretary
Glenn M. Cackovic                   Senior Vice President                             Laguna Niguel, CA
Gary R. DeMoss                      Sr. Vice President                                Oakbrook Terrace, IL
John E. Doyle                       Sr. Vice President                                Oakbrook Terrace, IL
Richard G. Golod                    Sr. Vice President                                Annapolis, MD
Eric J. Hargens                     Senior Vice President                             Orlando, FL
Dominic C. Martellaro               Senior Vice President                             Oakbrook Terrace, IL
Carl Mayfield                       Senior Vice President                             Oakbrook Terrace, IL
Mark R. McClure                     Senior Vice President                             Oakbrook Terrace, IL
Robert F. Muller, Jr.               Senior Vice President                             Oakbrook Terrace, IL
Michael Vincent Nugent              Senior Vice President                             Oakbrook Terrace, IL
Walter E. Rein                      Sr. Vice President                                Oakbrook Terrace, IL
James J. Ryan                       Sr. Vice President                                Oakbrook Terrace, IL
Patrick J. Woelfel                  Senior Vice President                             Oakbrook Terrace, IL
Weston B. Wetherell                 Senior Vice President, Deputy General             Oakbrook Terrace, IL
                                    Counsel & Asst. Secretary;
                                    Assistant Secretary of the Funds
Robert S. West                      Sr. Vice President                                Oakbrook Terrace, IL
Edward C. Wood, III                 Sr. Vice President,
                                    Chief Operating Officer;                          Oakbrook Terrace. IL
                                    Vice President of the Funds

James R. Yount                      Senior Vice President                             Mercer Island, WA
Patricia A. Bettlach                1st Vice President                                Chesterfield, MO
Gregory Heffington                  1st Vice President                                Ft. Collins, CO
David S. Hogaboom                   1st Vice President                                Oakbrook Terrace, IL
Maura A. McGrath                    1st Vice President                                New York, NY
Thomas Rowley                       1st Vice President                                St. Louis, MO
Andrew J. Scherer                   1st Vice President                                Oakbrook Terrace, IL
James D. Stevens                    1st Vice President                                North Andover, MA



James K. Ambrosio                   Vice President                                    Massapequa, NY
Brian P. Arcara                     Vice President                                    Buffalo, NY
Timothy R. Armstrong                Vice President                                    Wellington, FL
Leslie Ann Ashton                   Vice President                                    Salt Lake City, UT
Matthew T. Baker                    Vice President                                    Oakbrook Terrace, IL
Shakeel Anwar Barkat                Vice President                                    Annapolis, MD
Scott C. Bernstiel                  Vice President                                    Plainsboro, NJ
Carol S. Biegel                     Vice President                                    Oakbrook Terrace, IL
Christopher M. Bisaillon            Vice President                                    Oakbrook Terrace, IL
William Edwin Bond                  Vice President                                    New York, NY
Michael P. Boos                     Vice President                                    Oakbrook Terrace, IL
Robert C. Brooks                    Vice President                                    Oakbrook Terrace, IL
Elizabeth M. Brown                  Vice President                                    Houston, TX
Michael Winston Brown               Vice President                                    Colleyville, TX
William F. Burke, Jr.               Vice President                                    Mendham, NJ
Loren Burket                        Vice President                                    Plymouth, MN
Juanita E. Buss                     Vice President                                    Kennesaw, GA
Christine Cleary Byrum              Vice President                                    Tampa, FL
Richard J. Charlino                 Vice President                                    Oakbrook Terrace, IL
Deanne Margaret Chiaro              Vice President                                    Oakbrook Terrace, IL
Scott A. Chriske                    Vice President                                    Plano, TX
German Clavijo                      Vice President                                    Atlanta, GA
Dominick Cogliandro                 Vice President & Asst. Treasurer                  New York, NY
Michael Colston                     Vice President                                    Louisville, KY
Kevin J. Connors                    Vice President                                    Oakbrook Terrace, IL
Gina Costello                       Vice President                                    Oakbrook Terrace, IL
Suzanne Cummings                    Vice President                                    Oakbrook Terrace, IL
Michael E. Eccleston                Vice President                                    Oakbrook Terrace, IL
William J. Fow                      Vice President                                    Redding, CT
Charles Friday                      Vice President                                    Gibsonia, PA
Kyle D. Haas                        Vice President                                    Livermore, CA
Daniel Hamilton                     Vice President                                    Austin, TX
John G. Hansen                      Vice President                                    Oakbrook Terrace, IL
Michael D. Hibsch                   Vice President                                    Oakbrook Terrace, IL
Thomas R. Hindelang                 Vice President                                    Gilbert, AZ
Michelle Huber                      Vice President                                    Oakbrook Terrace, IL
Michael B. Hughes                   Vice President                                    Oakbrook Terrace, IL
Lowell Jackson                      Vice President                                    Norcross, GA
Kevin G. Jajuga                     Vice President                                    Baltimore, MD
Laurie L. Jones                     Vice President                                    Oakbrook Terrace, IL
Connie Kain                         Vice President                                    Oakbrook Terrace, IL
Thomas Patrick Kelly                Vice President                                    Oakbrook Terrace, IL
Robert Daniel Kendall               Vice President                                    Oakbrook Terrace, IL
Michael C. Kinney                   Vice President                                    Oakbrook Terrace, IL
Frederick Kohly                     Vice President                                    Miami, FL
Patricia D. Lathrop                 Vice President                                    Tampa, FL
Brian Laux                          Vice President                                    Staten Island, NY
Tony E. Leal                        Vice President                                    Daphne, AL

S. William Lehew III                Vice President                                Charlotte, NC
Ivan R. Lowe                        Vice President                                Houston, TX
Richard M. Lundgren                 Vice President                                Oakbrook Terrace, IL
Kevin S. Marsh                      Vice President                                Bellevue, WA
Brooks D. McCartney                 Vice President                                Puyallup, WA
Anne Therese McGrath                Vice President                                Los Gatos, CA
John Mills                          Vice President                                Kenner, LA
Stuart R. Moehlman                  Vice President                                Houston, TX
Alexis Montoya                      Vice President                                Oakbrook Terrace, IL
Sterling Tyler Moore                Vice President                                Oakbrook Terrace, IL
Carin Elizabeth Morgan              Vice President                                Oakbrook Terrace, IL
Ted Morrow                          Vice President                                Plano, TX
Lance O'Brian Murphy                Vice President                                Houston, TX
Peter Nicholas                      Vice President                                Beverly, MA
James A. O'Brien                    Vice President                                New York, NY
Allyn O' Connor                     Vice President & Assoc. General Counsel       Oakbrook Terrace, IL
Timothy Jay Ott                     Vice President                                Oakbrook Terrace, IL
Todd Gregory Pam                    Vice President                                Oakbrook Terrace, IL
Gregory S. Parker                   Vice President                                Houston, TX
Christopher Petrungaro              Vice President                                Oakbrook Terrace, IL
Richard J. Poli                     Vice President                                Philadelphia, PA
Ronald E. Pratt                     Vice President                                Marietta, GA
Theresa Marie Renn                  Vice President                                Oakbrook Terrace, IL
Kevin Wayne Reszel                  Vice President                                Oakbrook Terrace, IL
Michael W. Rohr                     Vice President                                Oakbrook Terrace, IL
Jeffrey L. Rose                     Vice President                                Houston, TX
Suzette N. Rothberg                 Vice President                                Plymouth, MN
Jeffrey Rourke                      Vice President                                Oakbrook Terrace, IL
Heather R. Sabo                     Vice President                                Richmond, VA
Brett Van Bortel                    Vice President                                Oakbrook Terrace, IL
Diane Saxon                         Vice President & Assistant Treasurer          Oakbrook Terrace, IL
Stephanie Scarlata                  Vice President                                Bedford Corners, NY
Timothy M. Scholten                 Vice President                                Oakbrook Terrace, IL
Ronald J. Schuster                  Vice President                                Tampa, FL
Jeffrey M. Scott                    Vice President                                Oakbrook Terrace, IL
Gwen L. Shaneyfelt                  Vice President                                Oakbrook Terrace, IL
Darren D. Stabler                   Vice President                                Phoenix, AZ
Christopher J. Staniforth           Vice President                                Leawood, KS
Richard Stefanec                    Vice President                                Los Angles, CA
William C. Strafford                Vice President                                Granger, IN
Charles S. Thompson                 Vice President                                Oakbrook Terrace, IL
John F. Tierney                     Vice President                                Oakbrook Terrace, IL
Curtis L. Ulvestad                  Vice President                                Red Wing, MN
Thomas J. Sauerborn                 Vice President                                New York, NY
Larry Brian Vickrey                 Vice President                                Houston, TX
Daniel B. Waldron                   Vice President                                Oakbrook Terrace, IL
Jeff Warland                        Vice President                                Oakbrook Terrace, IL
Robert A. Watson                    Vice President                                Oakbrook Terrace, IL
Sharon Wells Coicou                 Vice President                                Oakbrook Terrace, IL
Harold Whitworth, III               Vice President                                Oakbrook Terrace, IL
Joel John Wilczewski                Vice President                                Oakbrook Terrace, IL
Thomas M. Wilson                    Vice President                                Oakbrook Terrace, IL
Barbara A. Withers                  Vice President                                Oakbrook Terrace, IL
John Wyckoff                        Vice President                                Santa Monica, CA

David M. Wynn                       Vice President                                Phoenix, AZ
John C. Young                       Vice President                                Oakbrook Terrace, IL
Patrick M. Zacchea                  Vice President                                Oakbrook Terrace, IL

Scott F. Becker                     Asst. Vice President                          Oakbrook Terrace, IL
Brian E. Binder                     Asst. Vice President                          Oakbrook Terrace, IL
Lynn Chadderton                     Asst. Vice President                          Oakbrook Terrace, IL
Phillip Ciulla                      Asst. Vice President                          Oakbrook Terrace, IL
Amy Cooper                          Asst. Vice President                          Oakbrook Terrace, IL
Paula Duerr                         Asst. Vice President                          Oakbrook Terrace, IL
Tammy Echevarria-Davis              Asst. Vice President                          Oakbrook Terrace, IL
Walter C. Gray                      Asst. Vice President                          Oakbrook Terrace, IL
Nancy Johannsen                     Asst. Vice President                          Oakbrook Terrace, IL
Thomas Johnson                      Asst. Vice President                          New York NY
Tara Jones                          Asst. Vice President                          Oakbrook Terrace, IL
Holly Lieberman                     Asst. Vice President                          Oakbrook Terrace, IL
Barbara Novak                       Asst. Vice President                          Oakbrook Terrace, IL
Christopher Perozek                 Asst. Vice President                          Oakbrook Terrace, IL
Christine K. Putong                 Asst. Vice President & Asst. Secretary        Oakbrook Terrace, IL
Leah Richardson                     Asst. Vice President                          Oakbrook Terrace, IL
David P. Robbins                    Asst. Vice President                          Oakbrook Terrace, IL
Regina Rosen                        Asst. Vice President                          Oakbrook Terrace, IL
Pamela S. Salley                    Asst. Vice President                          Houston, TX
David T. Saylor                     Asst. Vice President                          Oakbrook Terrace, IL
Lisa Schultz                        Asst. Vice President                          Oakbrook Terrace, IL
Laurel Shipes                       Asst. Vice President                          Oakbrook Terrace, IL
Lauren B. Sinai                     Asst. Vice President                          Oakbrook Terrace, IL
Scott Stevens                       Asst. Vice President                          Oakbrook Terrace, IL
Kristen L. Transier                 Asst. Vice President                          Houston, TX
Michael Trizil                      Asst. Vice President                          Oakbrook Terrace, IL
Damienne Trippiedi                  Asst. Vice President                          Oakbrook Terrace, IL
David H. Villarreal                 Asst. Vice President                          Oakbrook Terrace, IL
Judy Wooley                         Asst. Vice President                          Houston, TX



Cathy Napoli                        Assistant Secretary                           Oakbrook Terrace, IL
John Browning                       Officer                                       Oakbrook Terrace, IL
Leticia George                      Officer                                       Houston, TX
William D. McLaughlin               Officer                                       Houston, TX
Rebecca Newman                      Officer                                       Houston, TX
John Yovanovic                      Officer                                       Houston, TX
Richard F. Powers III               Director                                      Oakbrook Terrace, IL
Michael H. Santo                    Director                                      Oakbrook Terrace, IL
A. Thomas Smith III                 Director                                      Oakbrook Terrace, IL
William R. Rybak                    Director                                      Oakbrook Terrace, IL
John H. Zimmerman III               Director                                      Oakbrook Terrace, IL